Exhibit 99.1

Century Reports 1Q 2003 Net Income of $0.78 a Share

Monterey, CA, April 29, 2003 - For the first quarter of 2003 Century Aluminum Company (NASDAQ: CENX) reported net income of $17.6 million, or $0.78 a share, fully diluted. Before the cumulative effect of an accounting change, income in the quarter was $23.5 million, or $1.04 a share, fully diluted. In the first quarter of 2002, the company reported a net loss of $3.5 million, or $0.19 a share after preferred dividends.

The first quarter 2003 results include an after-tax gain of $26.9 million, or $1.20 a share, fully diluted. The gain is related to terminating the last five years (2005 to 2009) of a 110 million-pound-a-year, above market, metal delivery contract and marking to market years 2003 and 2004 of the contract.

In the first quarter of 2003, Century adopted Financial Accounting Standard No. 143, "Accounting for Asset Retirement Obligations." The cumulative effect of adopting the standard was a non-cash charge of $5.9 million, or $0.26 a share, fully diluted.

The 2002 first quarter included an after-tax credit of $0.9 million, or $0.04 a share, for the partial reversal of lower of cost or market inventory reserves.

Sales in the 2003 first quarter were $179.0 million, compared with $179.1 million in the year-ago quarter. Shipments of primary aluminum in the first quarter of 2003 were 257.0 million pounds, compared with 263.0 million pounds in the first quarter of 2002.

Commenting on the company's performance, Gerald A. Meyers, Century President and Chief Executive Officer, said:

"Against a backdrop of continued weakness and uncertainty in world economies and aluminum markets, Century continued to be cash flow positive and to improve its operating performance. Excluding the gain related to the long-term metal delivery contract and the charge for the accounting change, Century's results for the quarter just ended were better than the fourth quarter of 2002, as higher price realizations and cost reductions exceeded the effects of higher energy costs.

"Also during the 2003 quarter, we realized significant value from the termination of the long-term metal supply contract. On April 1, 2003, the company received $35.5 million related to the termination of the contract. The proceeds were used to help finance the acquisition of the remaining 20-percent interest in our Hawesville smelter. The acquisition is another step forward in our strategy of adding lower cost capacity to our portfolio of assets."

Century now owns 525,000 metric tons per year (mtpy) of primary aluminum capacity. It owns and operates two plants: the 170,000-mtpy plant at Ravenswood, WV and the 244,000-mtpy plant at Hawesville, KY. Century also owns a 49.67 percent interest in the 222,000-mtpy reduction plant at Mt. Holly, SC. Alcoa, Inc. owns the remainder and is the operating partner. Century's headquarters are in Monterey, CA.

Century's press releases may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions that such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties. Actual results may vary materially from those expressed or implied in the forward-looking statements as a result of various factors.

Editorial contact: A. T. Posti (831) 642-9364

                            Century Aluminum Company
                      Consolidated Statements of Operations
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                                    Three months ended
                                                                                         March 31,
                                                                                 ------------------------
                                                                                   2003            2002
                                                                                 ---------      ---------
NET SALES:
     Third-party customers .................................................     $ 153,455      $ 154,199
     Related parties .......................................................        25,554         24,901
                                                                                 ---------      ---------
                                                                                   179,009        179,100

COST OF GOODS SOLD .........................................................       171,303        171,792
                                                                                 ---------      ---------

GROSS PROFIT ...............................................................         7,706          7,308

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ...............................         4,135          4,177
                                                                                 ---------      ---------

OPERATING INCOME ...........................................................         3,571          3,131

INTEREST INCOME (EXPENSE) - Net ............................................       (10,073)       (10,188)
NET GAIN ON FORWARD CONTRACTS ..............................................        41,693             --
OTHER INCOME ...............................................................           270             30
                                                                                 ---------      ---------

INCOME (LOSS) BEFORE INCOME TAXES ..........................................        35,461         (7,027)

INCOME TAX (EXPENSE) BENEFIT ...............................................       (12,974)         2,246
                                                                                 ---------      ---------

INCOME (LOSS) BEFORE MINORITY INTEREST AND
     CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE ...................        22,487         (4,781)

MINORITY INTEREST ..........................................................           986          1,313
                                                                                 ---------      ---------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
     CHANGE IN ACCOUNTING PRINCIPLE ........................................        23,473         (3,468)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET OF TAX BENEFIT OF $3.4 MILLION .........................        (5,878)            --
                                                                                 ---------      ---------

NET INCOME (LOSS) ..........................................................        17,595         (3,468)

PREFERRED DIVIDENDS ........................................................          (500)          (500)
                                                                                 ---------      ---------

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS ........................     $  17,095      $  (3,968)
                                                                                 =========      =========

EARNINGS (LOSS) PER COMMON SHARE
     Basic - Before cumulative effect of change in accounting principle ....     $    1.09      $   (0.19)
     Basic - Cumulative effect of change in accounting principle ...........     $   (0.28)     $      --
                                                                                 ---------      ---------
     Basic - Net income (loss) .............................................     $    0.81      $   (0.19)

     Diluted - Before cumulative effect of change in accounting principle ..     $    1.04      $   (0.19)
     Diluted - Cumulative effect of change in accounting principle .........     $   (0.26)     $      --
                                                                                 ---------      ---------
     Diluted - Net income (loss) ...........................................     $    0.78      $   (0.19)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic .................................................................        21,070         20,553
     Diluted ...............................................................        22,465         20,553

DIVIDENDS PER COMMON SHARE .................................................     $      --      $    0.05

               See Notes to Consolidated Statements of Operations

                            Century Aluminum Company
                 Notes to Consolidated Statements of Operations
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

2003

In January 2003, Century terminated a 110 million pound per year above-market physical delivery contract with Glencore for the years 2005 through 2009. The Company has recorded a gain of $26,129 relating to this contract termination. Years 2003 through 2004 of the contract have been marked-to-market resulting in a gain of $15,564. The total gain for the quarter was $41,693. On April 1, 2003, the Company received $35,484 relating to the termination of the contract for the years 2005 through 2009 ($9,355 of the proceeds received will be classified as deferred revenue and recognized as revenue in years 2005 through 2009).

The Company adopted Financial Accounting Standard No. 143, "Accounting for Asset Retirement Obligations" during the quarter. The cumulative effect of adopting this standard was a one-time, after tax, non-cash charge of $5,878. The standard requires the Company to accrue the estimated fair value of future removal costs associated with reduction plant spent pot lining upon asset retirement.

2002

Cost of Goods Sold includes a credit of $1,473 for net lower of cost or market inventory adjustments in the quarter.

                            Century Aluminum Company
                           Consolidated Balance Sheets
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                        March 31,     December 31,
ASSETS                                                                                     2003           2002
                                                                                        ---------     ------------
Current Assets:
     Cash .........................................................................     $  56,833      $  45,092
     Accounts receivable - net ....................................................        47,914         46,240
     Due from affiliates ..........................................................        58,257         22,732
     Inventories ..................................................................        74,486         77,135
     Prepaid and other assets .....................................................        10,650          4,777
                                                                                        ---------      ---------
          Total current assets ....................................................       248,140        195,976
Property, Plant and Equipment - net ...............................................       424,647        417,621
Intangible Asset - net ............................................................       114,817        119,744
Due from Affiliates - Less current portion ........................................            --            974
Other Assets ......................................................................        35,026         30,852
                                                                                        ---------      ---------
          Total ...................................................................     $ 822,630      $ 765,167
                                                                                        =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable, trade ......................................................     $  35,574      $  37,757
     Due to affiliates ............................................................        16,180         15,811
     Industrial revenue bonds .....................................................         7,815          7,815
     Accrued and other current liabilities ........................................        42,831         29,085
     Accrued employee benefits costs - current portion ............................        11,100         10,890
                                                                                        ---------      ---------
          Total current liabilities ...............................................       113,500        101,358

Long Term Debt ....................................................................       321,962        321,852
Accrued Pension Benefit Costs - Less current portion ..............................        11,689         10,751
Accrued Postretirement Benefits Costs - Less current portion ......................        72,738         70,656
Other Liabilities .................................................................        32,217          8,376
Deferred Taxes ....................................................................        46,165         41,376
                                                                                        ---------      ---------
          Total noncurrent liabilities ............................................       484,771        453,011

Minority Interest .................................................................        17,680         18,666

Shareholders' Equity:
     Convertible Preferred Stock (8.0% cumulative, 500,000 shares outstanding) ....        25,000         25,000
     Common Stock (one cent par value, 50,000,000 shares authorized; 21,070,210
       shares outstanding at March 31, 2003 and 21,054,302 at December 31, 2002) ..           211            211
     Additional Paid-In Capital ...................................................       172,403        172,133
     Other Comprehensive Income (Loss) ............................................        (2,134)         1,173
     Retained Earnings (Deficit) ..................................................        11,199         (6,385)
                                                                                        ---------      ---------
          Total shareholders' equity ..............................................       206,679        192,132
                                                                                        ---------      ---------
          Total ...................................................................     $ 822,630      $ 765,167
                                                                                        =========      =========

                            Century Aluminum Company
                      Consolidated Statements of Cash Flow
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                    Three months ended
                                                                                         March 31,
                                                                                  ----------------------
                                                                                    2003          2002
                                                                                  --------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income (loss) ...................................................     $ 17,595      $ (3,468)
        Adjustments to reconcile net income (loss) to net cash provided by operating activities:
              Unrealized net gain on forward contracts ......................      (15,564)           --
              Depreciation and amortization .................................       12,711        14,075
              Deferred income taxes .........................................        9,543        (2,339)
              Pension and other postretirement benefits .....................        3,229         2,202
              Inventory market adjustment ...................................          (99)       (1,473)
              Minority Interest .............................................         (986)       (1,313)
              Cumulative effect of change in accounting principle ...........        9,308            --
              Change in operating assets and liabilities:
                   Accounts receivable - net ................................       (1,674)       (1,294)
                   Due from affiliates ......................................      (36,974)         (285)
                   Inventories ..............................................        2,749        (1,627)
                   Prepaids and other assets ................................        3,068          (199)
                   Accounts payable, trade ..................................       (2,183)       (6,748)
                   Due to affiliates ........................................          244        12,908
                   Accrued and other current liabilities ....................        8,294         9,663
                   Other - net ..............................................        8,612          (303)
                                                                                  --------      --------
              Net cash provided by operating activities .....................       17,873        19,799

CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchase of property, plant and equipment ...........................       (6,121)       (5,918)
                                                                                  --------      --------
              Net cash used in investing activities .........................       (6,121)       (5,918)

CASH FLOWS FROM FINANCING ACTIVITIES:
        Dividends ...........................................................          (11)       (1,026)
                                                                                  --------      --------
              Net cash used in financing activities .........................          (11)       (1,026)
                                                                                  --------      --------
NET INCREASE IN CASH ........................................................       11,741        12,855

CASH, BEGINNING OF PERIOD ...................................................       45,092        13,388
                                                                                  --------      --------

CASH, END OF PERIOD .........................................................     $ 56,833      $ 26,243
                                                                                  ========      ========

                            Century Aluminum Company
                             Selected Operating Data
                    (in Thousands, Except Dollars per Pound)
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                                                        Direct
                                                 --------------------
                                                 Pounds       $/Pound
                                                 ------       -------
            2003
            1st Quarter                          257,040       $0.70

            2002
            1st Quarter                          263,019       $0.68